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                            GROUP VARIABLE CONTRACTS
                             SEPARATE ACCOUNT ELEVEN
                         HARTFORD LIFE INSURANCE COMPANY
                             CHICAGO PUBLIC SCHOOLS

       SUPPLEMENT DATED JUNE 28, 2002 TO THE PROSPECTUS DATED MAY 1, 2002

Franklin Balanced Sheet Investment Fund Sub-Account is closed to Contracts sold on or after August 1, 2002. The Sub-Account will remain open to Contracts sold before August 1, 2002.

Under the section entitled "The Contracts," the subsection entitled "The Contracts Offered," is deleted and replaced with the following:

THE CONTRACTS OFFERED: The Contracts are group variable annuity contracts offered to:

- Tax deferred annuity programs adopted according to Section 403(b) of the Code by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Code;

- Deferred compensation plans as defined in Section 457 of the Code sponsored by governmental employers or by certain tax exempt organizations described in Section 501(c)(3) of the Code;

-    Retirement plans qualified under Sections 401(a) or 403(a) of the Code;

- Individual Retirement Annuity programs adopted according to Section 408 of the Code.

The Contracts are not available for issuance except as described above. The Contracts are available to Employers with at least $1 million of aggregate Participant Accounts at the time of purchase.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-72042
HV-3688